MFS(R) GOVERNMENT SECURITIES FUND

                      Supplement to the Current Prospectus

The portfolio manager section of the prospectus is hereby restated as follows:

  The fund is managed by a team of portfolio managers comprised of Steven C. Bryant, Michael W. Roberge and James T. Swanson, each an MFS Senior Vice President, and James J. Calmas and Peter C. Vaream, each an MFS Vice President. These individuals have been the fund's portfolio managers since March 2002 and have been employed in the MFS investment management area since: Mr. Bryant - 1987, Mr. Roberge - 1996, Mr. Swanson - 1985, Mr. Calmas - 1988 and Mr. Vaream - 1992.

Members of the team may change from time to time, and a current list of team members is available on the MFS website at www.mfs.com.

                  The date of this Supplement is May 28, 2002.